SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2011

Cigna Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-08323	06-1059331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road Bloomfield, Connecticut 06002
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (860) 226-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 24, 2011, Cigna Corporation, a Delaware corporation (the “Company”), Cigna Magnolia Corp., a Delaware corporation and an indirect, wholly owned subsidiary of the Company (“Merger Sub”), and HealthSpring, Inc., a Delaware corporation (“HealthSpring”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into HealthSpring (the “Merger”), with HealthSpring continuing as the surviving corporation and an indirect, wholly owned subsidiary of the Company.

In connection with the Merger Agreement, (i) the Company entered into a commitment letter (the “Commitment Letter”) with Morgan Stanley Senior Funding, Inc. (“MSSF”) whereby MSSF committed to provide a senior unsecured bridge loan facility, (ii) the Company entered into Retention Agreements (the “Retention Agreements”) and Noncompete Agreements (the “Noncompete Agreements”) with certain senior HealthSpring executives and (iii) the Company entered into a voting agreement with Herbert A. Fritch, Chairman and Chief Executive Officer of HealthSpring, pursuant to which he committed to vote all of his shares of HealthSpring common stock (representing approximately 3.4% of all outstanding shares) in favor of the Merger (the “Voting Agreement”).  Each of these actions is more fully described below.

Merger Agreement

At the effective time of the Merger, each outstanding share of HealthSpring common stock will be converted into the right to receive $55.00 in cash, without interest.

Consummation of the Merger is subject to certain conditions, including (i) the adoption of the Merger Agreement by HealthSpring’s stockholders, (ii) the absence of any applicable law or order prohibiting the closing, (iii) the expiration or termination of the applicable Hart-Scott-Rodino waiting period and receipt of certain other regulatory approvals and (iv) certain other customary closing conditions.

The Merger Agreement includes customary representations, warranties and covenants of the Company and HealthSpring. Among other things, HealthSpring has agreed (i) to cause a stockholder meeting to be held to consider adoption of the Merger Agreement, (ii) subject to certain exceptions, that its board of directors will recommend adoption of the Merger Agreement by HealthSpring’s stockholders, (iii) not to solicit proposals relating to alternative business combination transactions and (iv) not to enter into discussions concerning or provide information to third parties in connection with alternative business combination transactions. Consummation of the Merger is not subject to a financing condition.

Prior to adoption of the Merger Agreement by HealthSpring’s stockholders, HealthSpring’s board of directors may, upon receipt of a Superior Proposal (as defined in the Merger Agreement) and in certain other circumstances, change its recommendation that HealthSpring’s stockholders adopt the Merger Agreement, subject to complying with certain notice and other specified conditions set forth in the Merger Agreement, including giving the Company the opportunity to propose changes to the Merger Agreement in response to an alternative transaction proposal or intervening event. If HealthSpring’s board of directors changes its recommendation with respect to the Merger, the Company may terminate the Merger Agreement or, alternatively, may continue to require that HealthSpring’s stockholders be afforded the opportunity to vote on the proposed adoption of the Merger Agreement. Prior to a vote of its stockholders with respect to the adoption of the Merger Agreement, HealthSpring is not permitted to terminate the Merger Agreement to accept a Superior Proposal or if its board of directors otherwise changes its recommendation with respect to the Merger.

The Merger Agreement contains certain other termination rights for each of the Company and HealthSpring, including the right of each party to terminate the Merger Agreement if the Merger has not been consummated by June 24, 2012, subject to each party’s right to extend the Merger Agreement for an additional two months if all closing conditions other than receipt of antitrust and other regulatory approvals have been satisfied by June 24, 2012.

If the Merger Agreement is terminated under certain circumstances, including a change in the recommendation of HealthSpring’s board of directors with respect to the Merger, HealthSpring is required to pay the Company a termination fee of $115 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger.  The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company or HealthSpring in the Company’s or HealthSpring’s public reports filed with the Securities and Exchange Commission.  In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or HealthSpring.  The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts.  The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under the securities laws.

Commitment Letter

On October 24, 2011, the Company entered into the Commitment Letter, pursuant to which MSSF has committed to provide a senior unsecured 364-day bridge credit facility in an aggregate amount of up to $2.5 billion (the “Bridge Facility”). The Bridge Facility is intended to be used to pay a portion of the consideration to be paid to HealthSpring’s stockholders (and related fees and expenses) to the extent that the Company does not finance such consideration through the issuance of equity or debt at or prior to the closing of the Merger. If the Company chooses to draw under the Bridge Facility, it may refinance all or a portion of the Bridge Facility at a later date.

MSSF’s commitment to provide the Bridge Facility is subject to several conditions, including (i) no material adverse effect having occurred with respect to HealthSpring, (ii) the negotiation of definitive agreements and (iii) other customary closing conditions more fully set forth in the Commitment Letter.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, which is filed as Exhibit 2.2 hereto and incorporated herein by reference.

Retention Agreements and Noncompete Agreements

On October 24, 2011, certain senior HealthSpring executives, including Herbert A. Fritch, HealthSpring’s Chairman and Chief Executive Officer, entered into Retention Agreements and Noncompete Agreements with Cigna, which will become effective upon the closing of the Merger. Under the Retention Agreements, each of these executives (i) agreed to waive his rights to receive payments under existing severance agreements with HealthSpring, which may have been triggered as a result of the Merger, and (ii) will become entitled to receive retention benefits that include a combination of cash and equity awards, including performance-based awards. Further, each executive, both in his capacities as an employee of Cigna and a stockholder of HealthSpring, has agreed that for certain periods of time (five years, in the case of Mr. Fritch) he will not (i) own any interest or engage in any independent practitioner administration management business anywhere in the United States, or in any other business that competes directly or indirectly with any product of the HealthSpring business in certain regions in which HealthSpring operates, (ii) solicit any employees of Cigna or (iii) solicit certain customers or vendors of Cigna.  Mr. Fritch also agreed to a lock-up of shares of Cigna stock to be received through certain compensatory equity awards for a period of five years.

Voting Agreement

On October 24, 2011, as an inducement for the Company and Merger Sub to enter into the Merger Agreement, HealthSpring’s Chairman and Chief Executive Officer, Herbert A. Fritch, who has the right to vote approximately 3.4% of the outstanding shares of HealthSpring common stock, entered into a Voting Agreement with the Company. The Voting Agreement provides that, subject to certain exceptions, Mr. Fritch will vote (or cause to be voted) all of his shares of HealthSpring common stock (i) in favor of, among other things, the adoption of the Merger Agreement and (ii) against, among other things, any alternative business combination transaction involving HealthSpring.

The Voting Agreement will terminate upon the earlier of (i) consummation of the Merger and (ii) the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 2.3 hereto and incorporated herein by reference.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Cigna Corporation and its subsidiaries (the “Company”) and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors.  Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties.  These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made.  Forward-looking statements include but are not limited to the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends and, in particular, the Company’s strategic initiatives, litigation and other legal matters, operational improvement initiatives in its Health Care operations, and the outlook for the Company’s full year 2011 and beyond results.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should” or similar expressions.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors.  Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	the ability of the parties to satisfy conditions to the closing of the transaction with HealthSpring, including obtaining required regulatory approvals and the approval of HealthSpring stockholders;
2.	the possibility that HealthSpring may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction;
3.
the ability to successfully complete the integration of acquired businesses, including the businesses being acquired from HealthSpring by, among other things, operating Medicare Advantage coordinated care plans and HealthSpring’s prescription drug plan, retaining and growing membership, realizing revenue, expense and other synergies, renewing contracts on competitive terms, successfully leveraging the information technology platform of the acquired businesses, and retaining key personnel;

4.	the ability of the Company to execute its growth plans by successfully leveraging its capabilities and those of the businesses being acquired in serving the Seniors segment;
5.	any adverse effect to the Company’s business or the business being acquired from HealthSpring due to uncertainty relating to the transaction; and
6.
the Company’s plans to permanently finance the acquisition with internal cash resources and through issuance of new equity and additional debt that would remain outstanding even if the transaction was ultimately not completed.

This list of important factors is not intended to be exhaustive.  Other sections of the Company’s most recent Annual Report on Form 10-K, including the “Risk Factors” section, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011, and other documents filed with the Securities and Exchange Commission include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements.  The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of October 24, 2011 among Cigna Corporation, Cigna Magnolia Corp. and HealthSpring, Inc.*

2.2	Commitment Letter dated as of October 24, 2011 between Cigna Corporation and Morgan Stanley Senior Funding, Inc.

2.3	Voting Agreement dated as of October 24, 2011 between Herbert A. Fritch and Cigna Corporation

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date:	October 26, 2011	By:	/s/ Ralph J. Nicoletti
			Name:	Ralph J. Nicoletti
			Title:	Executive Vice President Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of October 24, 2011 among Cigna Corporation, Cigna Magnolia Corp. and HealthSpring, Inc.*

2.2	Commitment Letter dated as of October 24, 2011 between Cigna Corporation and Morgan Stanley Senior Funding, Inc.

2.3	Voting Agreement dated as of October 24, 2011 between Herbert A. Fritch and Cigna Corporation

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.